Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 5 TO THE

CREDIT AGREEMENT

Dated as of October 31, 2018

AMENDMENT NO. 5 TO THE CREDIT AGREEMENT among THE BOEING COMPANY, a Delaware corporation (“TBC”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) TBC, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of November 10, 2011 (as extended and amended to date, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

(2) TBC and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

(3) Pursuant to Section 2.22(a) of the Credit Agreement, TBC has requested that the Termination Date be extended to October 31, 2023.

Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as set forth in Section 3 of this Amendment, hereby amended as follows:

(a) Section 1.1 is amended by adding the following definitions in appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“LIBOR” means the ICE Benchmark Settlement Rate, as published by Bloomberg (or, if unavailable for any reason by Bloomberg, then by reference to another commercially available source providing quotations of the ICE Benchmark Settlement Rate, such as Reuters) for deposits in U.S. dollars.

(b)	A new subsection (e) is added at the end of Section 2.11 to read as follows:

(e)

Successor LIBOR. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Agent determines (which determination shall be conclusive absent manifest error), or the Majority Lenders notify the Agent (with a copy to the Borrowers) that the Majority Lenders have determined, that:

(i)

adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any requested Interest Period, including, without limitation, because the Eurodollar Rate as determined by the first method described in the definition of “Eurodollar Rate” is not available or published on a current basis and such circumstances are unlikely to be temporary; or

Five Year Credit Agreement Amendment

(ii)

the supervisor for the administrator of LIBOR or a governmental authority having jurisdiction over the Agent has made a public statement identifying a specific date after which LIBOR or the Eurodollar Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then, after such determination by the Agent or receipt by the Agent of such notice, as applicable, the Agent and TBC may amend this Agreement to replace LIBOR and the Eurodollar Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) that has been broadly accepted by the syndicated loan market in the United States in lieu of LIBOR (any such proposed rate, a “LIBOR Successor Rate”, which, if less than zero, shall be deemed to be zero for purposes of this Agreement), together with any proposed LIBOR Successor Rate Conforming Changes and, notwithstanding anything to the contrary in Section 8.1, any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and TBC unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Agent notice that such Majority Lenders do not accept such amendment.

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist, the obligation of the Lenders to make or maintain Eurodollar Rate Advances shall be suspended (to the extent of the affected Eurodollar Rate Advances or Interest Periods). Upon receipt of such notice, the Borrowers may revoke any pending request for a Eurodollar Rate Borrowing of, conversion to or continuation of Eurodollar Rate Advances (to the extent of the affected Eurodollar Rate Advances or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Advances in the amount specified therein.

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Agent determines in consultation with TBC).

(c)	A new clause (h) is added at the end of Section 5.4 to read as follows:

(h)

Beneficial Ownership Certification. At least five days prior to the effectiveness of the applicable Borrower Subsidiary Letter, with respect to any Subsidiary Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Subsidiary Borrower.

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(d) Section 7.5 is amended by inserting “as determined by a court of competent jurisdiction by final and nonappealable judgment” immediate after the phrase “willful misconduct”.

(e) Section 8.3(b) is amended by inserting “as determined by a court of competent jurisdiction by final and nonappealable judgment” immediate after the phrase “willful misconduct”.

Section 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment to October 31, 2023. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

Section 3. Conditions of Effectiveness. This Amendment (other than Section 1(b) above) shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by TBC and the Majority Lenders. Section 1(b) of this Amendment shall become effective as of the date first above written when and only when the Agent shall have received counterparts of this Amendment executed by TBC and all of the Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature page.

Section 4. Representations and Warranties of TBC. TBC represents and warrants as follows:

(a) The execution and delivery and the performance of the terms of this Amendment and the Credit Agreement, as amended hereby, are within the corporate powers of TBC, have been duly authorized by all necessary corporate action, have all necessary governmental approval, if any (which approval, if any, remains in full force and effect), and do not contravene any provision of the Certificate of Incorporation or By-Laws of TBC, or do not contravene any law or any contractual restriction binding on TBC, except where such contravention would not have a material adverse effect on the financial condition of TBC and its Subsidiaries, taken as a whole); and

(b) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of TBC, enforceable against TBC in accordance with their respective terms, subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights.

Section 5. Reference to and Effect on the Credit Agreement and the Notes.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

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Section 6. Costs and Expenses. TBC agrees to pay upon written request all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent) in accordance with the terms of Section 8.3(a) of the Credit Agreement.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BOEING COMPANY

By	/s/ Ruud Roggekamp
Name: Ruud Roggekamp
Title: Assistant Treasurer

CITIBANK, N.A., as Agent and Lender

By	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

CITIBANK, N.A.

By	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.

By	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Consent to the Extension Request:

JPMORGAN CHASE BANK, N.A.

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Bank of America, N.A.

By	/s/ Mike Contreras
Name: Mike Contreras
Title: Vice President

Consent to the Extension Request:

Bank of America, N.A.

By	/s/ Mike Contreras
Name: Mike Contreras
Title: Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

MIZUHO BANK, LTD.

By	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Consent to the Extension Request:

MIZUHO BANK, LTD.

By	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.,

By	/s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

Consent to the Extension Request:

Wells Fargo Bank, N.A.,

By	/s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By	/s/ Russell C. Johnson
Name: Russell C. Johnson
Title: Director

Consent to the Extension Request:

BARCLAYS BANK PLC

By	/s/ Russell C. Johnson
Name: Russell C. Johnson
Title: Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

BNP PARIBAS

By	/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

By	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

Consent to the Extension Request:

BNP PARIBAS

By	/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

By	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

Consent to the Extension Request:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Consent to the Extension Request:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

MUFG Bank, Ltd.

By	/s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Consent to the Extension Request:

MUFG Bank, Ltd.

By	/s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By	/s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

Consent to the Extension Request:

ROYAL BANK OF CANADA

By	/s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Sumitomo Mitsui Banking Corporation

By	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Consent to the Extension Request:

Sumitomo Mitsui Banking Corporation

By	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Banco Santander, S.A.

By	/s/ Ignacio Martin-Aragon
Name: Ignacio Martin-Aragon
Title: VP

By	/s/ Isabel Pastor
Name: Isabel Pastor
Title: VP

Consent to the Extension Request:

Banco Santander, S.A.

By	/s/ Ignacio Martin-Aragon
Name: Ignacio Martin-Aragon
Title: VP

By	/s/ Isabel Pastor
Name: Isabel Pastor
Title: VP

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

COMMERZBANK AG, NEW YORK BRANCH

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

By	/s/ Anne Culver
Name: Anne Culver
Title: Vice President

Consent to the Extension Request:

COMMERZBANK AG, NEW YORK BRANCH

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

By	/s/ Anne Culver
Name: Anne Culver
Title: Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA

By	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Consent to the Extension Request:

GOLDMAN SACHS BANK USA

By	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Credit Agricole Corporate and Investment Bank

By	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

By	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

Consent to the Extension Request:

Credit Agricole Corporate and Investment Bank

By	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

By	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

DBS BANK LTD.

By	/s/ Ong Sie Wei
Name: Ong Sie Wei
Title: Senior Vice President

Consent to the Extension Request:

DBS BANK LTD.

By	/s/ Ong Sie Wei
Name: Ong Sie Wei
Title: Senior Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

SOCIETE GENERALE

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Consent to the Extension Request:

SOCIETE GENERALE

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

THE NORTHERN TRUST COMPANY

By	/s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

Consent to the Extension Request:

THE NORTHERN TRUST COMPANY

By	/s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ James N. DeVries
Name: James N. DeVries
Title: Senior Vice President

Consent to the Extension Request:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ James N. DeVries
Name: James N. DeVries
Title: Senior Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH

By	/s/ Cara Younger
Name: Cara Younger
Title: Director

By	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Sr. Vice President

Consent to the Extension Request:

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH

By	/s/ Cara Younger
Name: Cara Younger
Title: Director

By	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Sr. Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

BANK OF CHINA, NEW YORK BRANCH

By	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Consent to the Extension Request:

BANK OF CHINA, NEW YORK BRANCH

By	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Bayerische Landesbank, New York Branch

By	/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

By	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

Consent to the Extension Request:

Bayerische Landesbank, New York Branch

By	/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

By	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

First Abu Dhabi Bank USA N.V.

By	/s/ Pamela Sigda
Name: Pamela Sigda
Title: Chief Financial Officer

By	/s/ Hussam Al Najjar
Name: Hussam Al Najjar
Title: AVP, Trade Finance Operations

Consent to the Extension Request:

First Abu Dhabi Bank USA N.V.

By	/s/ Pamela Sigda
Name: Pamela Sigda
Title: Chief Financial Officer

By	/s/ Hussam Al Najjar
Name: Hussam Al Najjar
Title: AVP, Trade Finance Operations

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

INDUSTRIAL AND COMMERCIAL BANK OF

CHINA LIMITED, NEW YORK BRANCH

By	/s/ Jing Qu
Name: Jing Qu
Title: Assistant Vice President

By	/s/ Gang Duan
Name: Gang Duan
Title: Executive Director

Consent to the Extension Request:

INDUSTRIAL AND COMMERCIAL BANK OF

CHINA LIMITED, NEW YORK BRANCH

By	/s/ Jing Qu
Name: Jing Qu
Title: Assistant Vice President

By	/s/ Gang Duan
Name: Gang Duan
Title: Executive Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

LLOYDS CORPORATE MARKETS PLC

By	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager

By	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President

Consent to the Extension Request:

LLOYDS CORPORATE MARKETS PLC

By	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager

By	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A., as Lender,

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

Morgan Stanley Bank, N.A., as Lender,

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

STATE BANK OF INDIA, NEW YORK

By	/s/ Bala Subramanyam Idimadakala
Name: Bala Subramanyam Idimadakala
Title: Vice President (Credit)

Consent to the Extension Request:

STATE BANK OF INDIA, NEW YORK

By	/s/ Bala Subramanyam Idimadakala
Name: Bala Subramanyam Idimadakala
Title: Vice President (Credit)

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Australia and New Zealand Banking Group Limited

By	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

Consent to the Extension Request:

Australia and New Zealand Banking Group Limited

By	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

ICICI Bank Limited New York Branch

By	/s/ Jennifer Lotito
Name: Jennifer Lotito
Title: Chief Compliance Officer

Consent to the Extension Request:

ICICI Bank Limited New York Branch

By	/s/ Jennifer Lotito
Name: Jennifer Lotito
Title: Chief Compliance Officer

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,

as Lender

By	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP – Senior Relationship Manager

By	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP – Head of Credit

Consent to the Extension Request:

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,

as Lender

By	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP – Senior Relationship Manager

By	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP – Head of Credit

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Standard Chartered Bank

By	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

Consent to the Extension Request:

Standard Chartered Bank

By	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Westpac Banking Corporation

By	/s/ Su-Lin Watson
Name: Su-Lin Watson
Title: Director

Consent to the Extension Request:

Westpac Banking Corporation

By	/s/ Su-Lin Watson
Name: Su-Lin Watson
Title: Director

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

Riyad Bank, Houston Agency

By	/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By	/s/ Manny Cafeo
Name: Manny Cafeo
Title: Operations Manager

Consent to the Extension Request:

Riyad Bank, Houston Agency

By	/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By	/s/ Manny Cafeo
Name: Manny Cafeo
Title: Operations Manager

Five Year Credit Agreement Amendment

Consent to the forgoing Amendment:

STATE STREET BANK AND TRUST COMPANY

By	/s/ Busola Laguda
Name: Busola Laguda
Title: Vice President

Consent to the Extension Request:

STATE STREET BANK AND TRUST COMPANY

By	/s/ Busola Laguda
Name: Busola Laguda
Title: Vice President

Five Year Credit Agreement Amendment